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                                                                 EXHIBIT 10.6(b)

                                 AMENDMENT NO. 1
                                       TO
                         EXECUTIVE EMPLOYMENT AGREEMENT

         WHEREAS, BMC Software, Inc. ("Employer") and Robert Beauchamp ("Executive") entered into an Executive Employment Agreement dated as of January 5, 2001 (the "Agreement"); and

         WHEREAS, Employer and Executive wish to amend the Agreement by entering into this Amendment No. 1 ("Amendment") to the Agreement.

         NOW, THEREFORE, for good and valuable consideration, the receipt of which is hereby mutually acknowledged by Employer and Executive, the parties hereby agree as follows:

         1. Section 3 of the Agreement is hereby deleted and a new Section 3 is hereby substituted which shall provide as follows"

                  "3.  Employment Terms.

                           3.1 Employment. Employer hereby employs Executive, and the Executive hereby accepts employment by the Employer, upon the terms and conditions set forth in this Agreement.

                           3.2   Employment Period. Subject to the provisions of
                                 Section 8, the term of the Executive's
                                 employment under this Agreement will commence on the Effective Date and end on that date which is the fourth anniversary of the Effective Date, unless sooner terminated pursuant to the terms of this Agreement. The Employment Period may be extended by mutual agreement in writing of the parties."

         2. This Amendment is effective on the date of execution indicated below.

         Executed as of this 30th day of April, 2002.

                                       EMPLOYER:

                                       BMC Software, Inc.


                                       By: /s/ ROBERT H. WHILDEN, JR.

                                       EXECUTIVE:


                                       /s/ ROBERT BEAUCHAMP
                                       Robert Beauchamp